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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    __________


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): February 3, 1997
                                                        ----------------

                                    __________


                       ALLMERICA FINANCIAL CORPORATION
                       -------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                           1-13754               04-3263626
     --------                           -------               ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer I.D.
of Incorporation)                                        Number)



                                    __________


       440 Lincoln Street, Worcester, Massachusetts         01653
       --------------------------------------------       ---------
         (Address of Principal Executive Offices)         (Zip Code)


                                (508) 855-1000
               ------------------------------------------------
              Registrant's Telephone Number, including area code




                               Page 1 of 4 pages
                            Exhibit Index on page 4

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 Item 5. Other Events

     On February 3, 1997 AFC announced the sale of $300 million of Capital Securities issued by AFC Capital Trust I (the "Trust"), a newly created subsidiary business trust of AFC. Each Capital Security will pay cumulative cash distributions at an annual rate of 8.207% of the stated $1,000 liquidation amount per security, payable semi-annually commencing August 15, 1997.

     Proceeds from the offering of approximately $296.3 million, after commissions and other associated costs, are intended to fund a portion of proposed acquisition of the 24.2 million, publicly-held shares of its 59.5%-held subsidiary, Allmerica Property & Casualty Companies, Inc. No agreement on the proposed acquisition has been reached. In the event the proposed acquisition does not occur, the proceeds will be used for working capital and other corporate purposes.

     The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures") issued by AFC. The Junior Subordinated Debentures will mature on February 3, 2027 (the "Stated Maturity Date").

     So long as no event of default with respect to the Junior Subordinated Debentures has occurred and is continuing, AFC has the right to defer payments of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding 10 consecutive semi-annual periods with respect to each deferral period (each, an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity Date. Upon the termination of any such Extension Period and the payment of all amounts then due, AFC may elect to begin a new Extension Period, subject to certain requirements. If and for so long as interest payments on the Junior Subordinated Debentures are so deferred, distributions on the Capital Securities will also be deferred and AFC will not be permitted, subject to certain exceptions, to declare or pay any cash distributions with respect to AFC's capital stock (which includes common and preferred stock) or to make any payment with respect to debt securities of AFC that rank pari passu with or junior to the Junior Subordinated Debentures. During an Extension Period, interest on the Junior Subordinated Debentures will continue to accrue (and the amount of distributions to which holders of the Trust Securities are entitled will continue to accumulate) at the rate of 8.207% per annum, compounded semi-annually.

     AFC will, through certain guarantees, the Junior Subordinated Debentures, the Indenture, and the Declaration of Trust, taken together, fully, irrevocably and unconditionally guarantee all of the Trust's obligations under the Capital Securities.

     The Capital Securities will be subject to mandatory redemption, in whole but not in part, (i) on the Stated Maturity Date upon repayment of the Junior Subordinated Debentures at a redemption price equal to the principal amount of, plus accrued and unpaid interest on, the Junior Subordinated Debentures (the "Maturity Redemption Price") and (ii) at any time before the Stated Maturity Date contemporaneously with the optional prepayment of the Junior Subordinated Debentures.

     The Junior Subordinated Debentures will be prepayable prior to the Stated Maturity Date at the option of AFC in whole but not in part, if as a result of a change in law, the interest payable by AFC on the Junior Subordinated Debentures is not tax deductible for Federal income tax purposes or the Trust is deemed to be an "investment company" for purposes of the Investment Company Act of 1940. Under certain circumstances the prepayment of the Junior Subordinated Debentures is subject to the payment of a premium over par. In additon, AFC has the right to liquidate the Trust and distribute the Junior Subordinated Debentures to the holders of the Capital Securities.

     The Capital Securities were sold in a private placement to qualified institutional buyers, and have not been registered under the Securities Act of 1993, as amended (the "Act"), and may not be offered or sold in the United States absent of registration under, or an applicable exemption from the registration requirements of the Act and applicable state securities laws. The issue was managed by Merrill Lynch & Co., and Morgan Stanley & Co.

     AFC and the Trust have agreed to file a registration statement relating to an exchange offer pursuant to which another series of capital securities of the Trust, guarantees and series of junior subordinated debentures of the Company each covered by such registration statement and having the same terms as the Capital Securities, and the current guarantees and the Junior Subordinated Debentures, respectively (the "Exchange Securities"), would be offered in exchange for the Capital Securities, the current guarantees and the Junior Subordinated Debentures, respectively (the "Exchange Offer"). Under certain circumstances, in lieu of effecting the registration of the Exchange Securities, AFC and the Trust will file a shelf registration statement registering the resale of the Capital Securities, the guarantees and the Junior Subordinated Debentures.

     A copy of AFC's press release announcing the sale of the Capital Securities and certain agreements relating to the Capital Securities are attached hereto as Exhibits and are incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

         Exhibit 1 Press Release of AFC dated February 3, 1997 announcing the Completion of the sale of $300 million of Capital Securities by AFC Capital Trust I.

         Exhibit 2 Amended and Restated Declaration of Trust of AFC Capital Trust I dated February 3, 1997

         Exhibit 3 Indenture dated February 3, 1997 relating to the Junior Subordinated Debentures of AFC

         Exhibit 4 Series A Capital Securities Guarantee Agreement dated February 3, 1997

         Exhibit 5   Common Securities Guarantee Agreement dated
                     February 3, 1997

         Exhibit 6   Registration Rights Agreement dated February 3, 1997

         Exhibit 7 Purchase Agreement dated February 3, 1997 relating to the Capital Securities


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALLMERICA FINANCIAL CORPORATION



                              By: /s/ Edward J. Parry III
                                  ---------------------------
                                  Title: Vice President,
                                  Chief Financial Officer,
                                  and Treasurer

Date:  February 3, 1997

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Exhibit Index                                                              Page
-------------                                                              ----

Exhibit 1 Press Release of AFC dated February 3, 1997 announcing the completion of the sale of $300 million of Capital Securities by AFC Capital Trust I.

Exhibit 2 Amended and Restated Declaration of Trust of AFC Capital Trust I dated February 3, 1997

Exhibit 3 Indenture dated February 3, 1997 relating to the Junior Subordinated Debentures of AFC

Exhibit 4    Series A Capital Securities Guarantee Agreement dated
             February 3, 1997

Exhibit 5    Common Securities Guarantee Agreement dated
             February 3, 1997

Exhibit 6    Registration Rights Agreement dated February 3, 1997

Exhibit 7 Purchase Agreement dated February 3, 1997 relating to the Capital Securities


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